UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 9, 2011 (May 9, 2011)
Republic Services, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
(480) 627-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. OTHER EVENTS.
On May 9, 2011, Republic Services, Inc. (“Republic”) completed an underwritten public offering of $700,000,000 aggregate principal amount of 3.800% notes due May 15, 2018 (the “2018 Notes”), $550,000,000 aggregate principal amount of 4.750% notes due May 15, 2023 (the “2023 Notes”) and $600,000,000 aggregate principal amount of 5.700% notes due May 15, 2041 (the “2041 Notes” and, together with the 2018 Notes and the 2023 Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of September 8, 2009, between Republic and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, each dated as of May 9, 2011. The Notes are unsubordinated and unsecured obligations of Republic and are guaranteed (the “Guarantees”) by those subsidiaries of Republic that are parties to the supplemental indentures as previously described. The net proceeds of the offering will be used to finance the call of Republic’s 7.125% Senior Notes due 2016 on May 16, 2011, to purchase a portion of the outstanding debentures of its subsidiary, Browning-Ferris Industries, LLC, due in 2021 and 2035 on May 9, 2011 pursuant to the previously announced tender offer, to reduce balances outstanding under its revolving credit facility and for general corporate purposes.
In connection with the issuance and sale of the Notes, Republic entered into an Underwriting Agreement, dated as of May 2, 2011, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto.
The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-166469) (the “Registration Statement”) previously filed with the Securities and Exchange Commission by Republic under the Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Republic hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed on May 3, 2010 and supplemented by the Prospectus Supplement dated May 2, 2011 which was filed on May 3, 2011:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 2, 2011, among Republic Services, Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein

4.1	Second Supplemental Indenture, dated as of May 9, 2011, to the Indenture, dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 3.800% Notes due 2018.

4.2	Third Supplemental Indenture, dated as of May 9, 2011, to the Indenture, dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 4.750% Notes due 2023.

4.3	Fourth Supplemental Indenture, dated as of May 9, 2011, to the Indenture, dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 5.700% Notes due 2041.

5.1	Opinion of Mayer Brown LLP, as to the validity of the Notes and the Guarantees

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 9, 2011

REPUBLIC SERVICES, INC.
By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)